UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

July 17, 2017

Date of report (Date of earliest event reported)

Condor Hospitality Trust, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

1-34087	52-1889548
(Commission File Number)	(IRS Employer Identification No.)

4800 Montgomery Lane, Suite 220 Bethesda, Maryland	20814
(Address of Principal Executive Offices)	(Zip Code)

(402) 371-2520

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

Condor Hospitality Trust, Inc. (the “Company”) filed a Form 8-K dated July 17, 2017 announcing that the Company, through Condor Hospitality Limited Partnership, the Company’s operating partnership (the “Operating Partnership”) entered into purchase agreements to purchase three hotels for an aggregate purchase price of $59.6 million (collectively the “Acquisition”). There can be no assurance conditions to closing will be satisfied.

As the Acquisition is deemed probable and significant, in accordance with Rule 8-04 under SEC Regulation S-X, the Company is filing this amended Form 8-K/A dated July 17, 2017 to provide audited and unaudited financial statements and unaudited pro forma financial information in connection with the Acquisition. The audited consolidated financial statements for MS Hospitality (AUSAP), LP, MB Hospitality (EP), LP, and MB Hospitality (AUSN), LP, as of and for the years ended December 31, 2016 and 2015, and the related statements of operations, changes in partners’ capital, and cash flows for the years ended December 31, 2016 and 2015, including the notes and independent auditor’s report related thereto, the unaudited balance sheet of each of these entities as of June 30, 2017 and 2016, the unaudited statements of operations, changes in partners’ capital, and cash flows of each of the entities for the six month periods ended June 30, 2017 and 2016, including the notes thereto, are attached as Exhibits 99.1, 99.2, 99.3, 99.4, 99.5, and 99.6 and incorporated herein by reference.

The unaudited pro forma condensed consolidated balance sheet of the Company as of June 30, 2017, and the unaudited pro forma condensed consolidated statements of operations of the Company for the six months ended June 30, 2017, and for the year ended December 31, 2016, which give effect to the Acquisition and other events described therein, are attached as Exhibit 99.7 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

23.1	Consent of Pannell Kerr Foster

99.1	Audited Financial Statements of MS Hospitality (AUSAP), LP for the Years Ended December 31, 2016 and 2015

99.2	Audited Financial Statements of MB Hospitality (EP), LP for the Years Ended December 31, 2016 and 2015

99.3	Audited Financial Statements of MB Hospitality (AUSN), LP for the Years Ended December 31, 2016 and 2015

99.4	Unaudited Financial Statements of MS Hospitality (AUSAP), LP for the Six Months Ended June 30, 2017 and 2016

99.5	Unaudited Financial Statements of MB Hospitality (EP), LP for the Six Months Ended June 30, 2017 and 2016

99.6	Unaudited Financial Statements of MB Hospitality (AUSN), LP for the Six Months Ended June 30, 2017 and 2016

99.7	Pro forma Financial Information for the Year Ended December 31, 2016 and Six Months Ended June 30, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Condor Hospitality Trust, Inc.

Date: August 25, 2017	By:	/s/ Arinn Cavey
	Name:	Arinn Cavey
	Title:	Chief Accounting Officer

EXHIBIT INDEX

Exhibit	Description

23.1	Consent of Pannell Kerr Foster

99.1	Audited Financial Statements of MS Hospitality (AUSAP), LP for the Years Ended December 31, 2016 and 2015

99.2	Audited Financial Statements of MB Hospitality (EP), LP for the Years Ended December 31, 2016 and 2015

99.3	Audited Financial Statements of MB Hospitality (AUSN), LP for the Years Ended December 31, 2016 and 2015

99.4	Unaudited Financial Statements of MS Hospitality (AUSAP), LP for the Six Months Ended June 30, 2017 and 2016

99.5	Unaudited Financial Statements of MB Hospitality (EP), LP for the Six Months Ended June 30, 2017 and 2016

99.6	Unaudited Financial Statements of MB Hospitality (AUSN), LP for the Six Months Ended June 30, 2017 and 2016

99.7	Pro forma Financial Information for the Year Ended December 31, 2016 and Six Months Ended June 30, 2017